EXHIBIT 10.29

                                      LEASE

         THIS LEASE is made as of June 30, 1992 between HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust
("Landlord"), having its principal office at 400 Centre Street, Newton, Massachusetts 02158, and GCI HEALTH CARE CENTERS, INC., a Delaware corporation, ("Tenant"), having its principal office at 300 Corporate Pointe, Suite 300, Culver City, California 90230, with reference to the following facts:

         A. Landlord and Samaritan Senior Services of Arizona, Inc., an Arizona corporation ("Samaritan"), have entered into an Acquisition Agreement, dated as of may 29, 1992 (as the same may be amended, modified or supplemented from time to time, the "Acquisition Agreement"), pursuant to which Landlord has agreed to acquire from Samaritan and simultaneously to lease to Tenant certain parcels of real property and improvements (together the "Collective Leased Properties", individually, a "Leased Property") each for use and operation as a licensed nursing home or other facility offering other related health care products and services.

         B. The transaction contemplated in the foregoing recital provides that each Leased property will be leased pursuant to a lease which shall incorporate a Master Lease Document dated as of June 30, 1992 between Landlord and Tenant (as the same may be amended, modified or supplemented from time to time, the "Master Lease Document"). This Lease is a Lease referred to in the Master Lease Document.

         In consideration of the foregoing, the parties agree:

         1. Incorporation of Master Lease Document. The Master Lease Document is hereby incorporated herein in its entirety as though each and every part thereof were set forth in full herein.

         2. Description of Leased Property. The Leased Property demised pursuant to Article 2 of the Master Lease Document is that property located at the following street address:

                  2470 S. Arizona Avenue                265 East 24th Street
                  Yuma, AZ  85364                       Yuma, AZ  85364

         The Land referred to in the master Lease Document is more particularly described in Schedule A hereto.

         3.  Purchase  Price.   Landlord  purchased  the  Leased  Property  from
Samaritan for the sum of Three Million Forty Four Thousand Seven Hundred Seventy Six and 12/100 Dollars ($3,044,776.12) (the "Purchase Price").


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                                       -2-


         4. Fixed Term. The Fixed Term of this Lease is fourteen (14) years, commencing on July 1, 1992 (the "Commencement Date,") and ending on June 30, 2006.

         5. Extended Term. Subject to the provisions of Section 2.4 of the Master Lease Document, Tenant is hereby granted the right to renew the Lease for two consecutive optional renewal terms ("Extended Term(s)") as follows: (i) the "First Extended Term" is for ten (10) years and six (6) months, ending on December 31, 2016, and (ii) the "Second Extended Term" is for ten (10) years and six (6) months, ending on June 30, 2027.

         6. Rental. The initial Minimum Rent payable pursuant to Section 3.1.1(a) of the Master Lease Document during years (i) one and two of the Fixed Term is the annual sum of Three Hundred Fifty Thousand One Hundred Forty-Nine and 25/100 Dollars ($350,149.25) payable in equal monthly installments of Twenty Nine Thousand One Hundred Seventy Nine and 11/100 Dollars ($29,179.11), (ii) three through five of the Fixed Term is the annual sum of Three Hundred Sixty-Five Thousand Three Hundred Seventy-Three and 13/100 dollars ($365,373.13) payable in equal monthly installments of Thirty Thousands Four Hundred Forty-Seven and 76/100 Dollars ($30,447.76), and (iii) thereafter, at the rental provide for in Section 3.1.1(c) of the Master Lease Document. The Minimum Rent for the Extended Terms shall be at the rental provided for in Section 3.1.1(b) of the Master Lease Document. During the Term, Minimum Rent shall be subject to adjustment as provided in Section 3.1.1.(c) of the Master Lease Document. Landlord will credit against installments of Minimum Rent the amounts determined in accordance with Section 3.1.1(d) of the Master Lease Document. Tenant shall also pay Additional Rent pursuant to Section 3.1.2 of the Master Lease Document.

         7. Additional Arizona Remedies. Upon the occurrence of an Event of Default (as defined in Section12.1 of the Master Lease Document), Landlord will be entitled to pursue any one or more of the following remedies:

                  (A) Landlord may terminate this Lease and Tenant's right to possession of the Leased Property by specific written election.

                  (B) Landlord may reenter and retake possession of the Leased Property through judicial process or through self-help by lock out under A.R.S. ss. 33-361(A).

                  (C) Landlord may commence a forcible entry and detainer action for recovery of possession of the Leased Property and all due and unpaid Rent under A.R.S. ss. 33-361(A).

                  (D) Landlord may commence an action for ejectment under A.R.S. ss. 12-1251.



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                                       -3-


                  (E) Landlord may enforce any common law, statutory, or contractual Landlord's lien under Arizona law. A.R.S. ss. 33-361(D), or the Lease.

                  (F) Landlord may commence an action for rent under A.R.S. ss. 12- 1271.

                  (G) Landlord may commence, from time to time, an action to recover any Rent, accelerated Rent, liquidated damages, or any other sums due to Landlord under this Lease.

The remedies established in this Section 7 will be in addition to all other legal remedies available to Landlord under Arizona law and not in lieu of any other remedies. Landlord and Tenant agree that, unless Landlord has made a specific written election to terminate the Lease, Landlord will not be deemed to have elected to terminate the Lease as a result of Landlord's exercise of any of its remedies outlined in Paragraphs (B) through (G), inclusive. Specifically, but without limitation, neither the Landlord's acts nor Landlord's re-entry and retaking of the Lease Property nor the Tenant's surrender of the Lease Property nor the Landlord's commencement of an action for future rent will result in a termination of the Lease, absent a written election to terminate by Landlord. Without limitation of the previous two (2) sentences, the commencement by Landlord of a forcible entry and detainer action will not, by itself, indicate Landlord's election to terminate the Lease absent a specific written election by Landlord in the complaint or in a separate written notice.

         8. Non-Exclusivity of Remedies. Landlord's pursuit of the foregoing remedies will not preclude Landlord's pursuit of any of the other remedies provided for in this Lease or the Master Lease Document or any other remedies provided by law or at equity. All remedies are cumulative.

         9. Attorney Fees. Tenant agrees to pay all attorney fees incurred by Landlord in the enforcement of this Lease and in the exercise of any remedies available to Landlord, and, to the extent permitted by law, Landlord's attorney fees will be deemed an Additional Charge under this Lease.

         10. Severability. If any of Landlord's remedies outlined above are determined to be unconscionable or unenforceable, Landlord and Tenant intend that all other remedies will remain enforceable to the fullest extent and that the enforcement of the unenforceable or unconscionable provision be limited to the minimum extent necessary to make the unenforceable or unconscionable clause enforceable.


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                                       -4-


         11. NONLIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING LANDLORD, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY. NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF LANDLORD SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, LANDLORD. ALL PERSONS DEALING WITH LANDLORD IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF LANDLORD FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.


                           [Intentionally left blank.]
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                                      -5-

         IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized officers as of the date first above written.

                                       HEALTH AND REHABILITATION PROPERTIES
                                       TRUST, a MARYLAND real estate
                                       investment trust


                                       By: /s/ David J. Hegarty
                                              David J. Hegarty
                                              Its:  Treasurer


                                       TENANT:

                                       GCI HEALTH CARE CENTER, INC.


                                       By: /s/ Everett W. Benton
                                              Everett W. Benton
                                              Its:  Executive Vice President

         Property address:          2470 S. Arizona Avenue
                                    Yuma, AZ  85362

                                    and

                                    265 East 24th Street
                                    Yuma, AZ  85364



                            Signature page for Lease
                            dated as of June 30, 1992



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                                                                    SCHEDULE A


                               Description of Land

                               [Legal description]

                                 Omitted Exhibit
                                 ---------------


         The following exhibit to the Lease has been omitted:

Exhibit Letter             Exhibit Title
--------------             -------------

      A                    Description of Land

         The registrant agrees to furnish supplementally a copy of the foregoing omitted exhibit to the Securities and Exchange Commission upon request.

                            SCHEDULE TO EXHIBIT 10.29

         Pursuant to Instruction 2 to Item 601 of Regulation S-K, the following Lease, which is substantially identical in all material respects to the Lease filed herewith, is omitted. The following list sets forth the material differences in the leased premise, purchase price and annual rent.

                                                 Annual           Annual
                                            Rent for Years 1   Rent for Years 3
    Leased Premises       Purchase Price         and 2           through 5
-------------------------------------------------------------------------------
2932 North 14th Street   $ 3,194,985.07     $  367,423.28       $ 383,398.21
   Phoeniz, AZ 85094